CERTIFICATION BY CEO AND CFO PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT

EXHIBIT 32

CERTIFICATION

The undersigned hereby certify that the Quarterly Report on Form 10-Q for the period ended June 30, 2008 of BNL FINANCIAL CORPORATION (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              Date:  August 14, 2008               /s/ Wayne E. Ahart
                  Name:       Wayne E. Ahart
              Titles:       Chairman of the Board of Directors
                            and Chief Executive Officer

Date: August 14, 2008                  /s/ Barry N. Shamas
                       Name:        Barry N. Shamas
                       Titles:        Executive Vice President,
                          Chief Operating Officer and Chief Financial Officer

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